Impairment of Assets	12 Months Ended
Sep. 30, 2013
Asset Impairment Charges [Abstract]
Impairment of Assets

NOTE 12 – IMPAIRMENT OF ASSETS

During the twelve months ended September 30, 2012 the Company reviewed the status of internally developed software. Management concluded that the completion of the development program would be too expensive for the Company to absorb and that the projected final product may not be of competitive when compared to similar products developed by other companies. Accordingly, it was decided to terminate the project and expense the unamortized capitalized software of $214,440. The amount was charged against earnings for the twelve months ended September 30, 2012.